Exhibit 10.1

Execution Version

SIXTH AMENDMENT
TO
CREDIT AGREEMENT
Dated as of April 30, 2018
Among
PARSLEY ENERGY, LLC,
as Borrower,
PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

BMO HARRIS BANK, N.A.,
as Documentation Agent,

and

The Lenders Party Thereto
________________________________

WELLS FARGO SECURITIES, LLC
Sole Lead Arranger and Sole Bookrunner

________________________________

SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) dated as of April 30, 2018, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of October 28, 2016 made by the Borrower and each of the other Grantors party thereto in favor of the Administrative Agent (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Guaranty Agreement”).
C.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Sixth Amendment.
D.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Sixth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Sixth Amendment. Unless otherwise indicated, all section references in this Sixth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02 – Certain Defined Terms.
(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth

Amendment, and as the same may from time to time be amended, modified, supplemented or restated.
“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
	<25%	≥25%, but <50%	≥50%, but <75%	≥75%, but <90%	≥90%
ABR Loans	0.250%	0.500%	0.750%	1.000%	1.250%
Eurodollar Loans	1.250%	1.500%	1.750%	2.000%	2.250%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then, if so elected by the Majority Lenders, the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.
“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder; provided, that for purposes of calculations made pursuant to the terms of this Agreement, GAAP will be deemed to treat leases in a manner consistent with its current treatment under GAAP as of the Sixth Amendment Effective Date, notwithstanding any modifications or interpretative changes thereto that may occur. For the avoidance of doubt, any lease that would be characterized as an operating lease in accordance with GAAP on the Sixth Amendment Effective Date (whether or not such operating lease was in effect on such date) shall continue to be accounted for as an operating lease (and not as a Capital Lease) for purposes of this Agreement regardless of any change in GAAP (whether or not such change in GAAP is contemplated as of the Sixth Amendment Effective Date) following the Sixth Amendment Effective Date that would otherwise require such lease to be re-characterized (on a prospective or retroactive basis or otherwise) as a Capital Lease.
(b)    The following definition is hereby added where alphabetically appropriate to read as follows:
“Annual Scheduled Redetermination” has the meaning assigned to such term in Section 2.07(b).

“Annual Scheduled Redetermination Conditions” means, for purposes of determining whether the Borrowing Base shall be redetermined on an annual basis or a semi-annual basis pursuant to Section 2.07(b), as of August 31st of each year, (i) the Aggregate Elected Borrowing Base Commitments as of such date are less than 75% of the Borrowing Base then in effect and (ii) the Consolidated Leverage Ratio is equal to or less than 3.00 to 1.00, as the Consolidated Leverage Ratio is calculated using the financial statements that are available immediately prior to such date for determining (a) Consolidated Total Debt outstanding and (b) EBITDAX for the four fiscal quarters ending on June 30th of such year.
“Semi-Annual Scheduled Redetermination” has the meaning assigned to such term in Section 2.07(b).
“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of April 30, 2018, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.
“Sixth Amendment Effective Date” has the meaning assigned to such term in the Sixth Amendment.
(c)    The definition of “Debt” is hereby amended by adding the following sentence to the end thereof to read as follows:
Notwithstanding the foregoing, “Debt” shall not include any obligation arising from agreements of the Borrower or any Restricted Subsidiary providing for customary indemnification, adjustment of purchase price, earn-outs (to the extent not included as a liability on the balance sheet of such Person under GAAP) and holdbacks, in each case, incurred or assumed in connection with the disposition or acquisition of any business, assets or Equity Interests of a Restricted Subsidiary in a transaction permitted by this Agreement.
2.2    Amendment to Section 2.07(b). Section 2.07(b) is hereby amended and restated in its entirety to read as follows:
(b)    Scheduled and Interim Redeterminations. The Borrowing Base shall be redetermined (i) annually, for any year, if the Annual Scheduled Redetermination Conditions have been satisfied on August 31st of such year (an “Annual Scheduled Redetermination”), or (ii) semi-annually, for any year, if the Annual Scheduled Redetermination Conditions have not been satisfied on August 31st of such year or if, notwithstanding clause (i) above, the Borrower elects to redetermine the Borrowing Base on a semi-annual basis by written notice to the Administrative Agent no later than August 31st of such year (a “Semi-Annual Scheduled Redetermination”) (such Semi-Annual Scheduled Redeterminations to continue until the Borrower notifies the Administrative Agent that it wishes to revert to Annual Scheduled Redeterminations as provided in clause (i) above) in accordance with this Section 2.07 (each, a “Scheduled Redetermination”), and, subject to Section

2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders, in the case of an Annual Scheduled Redetermination, on April 15th of such year, and in the case of a Semi-Annual Scheduled Redetermination, on April 15th and October 15th of such year. In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time between Scheduled Redeterminations, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations, and the Borrower may elect, by notifying the Administrative Agent of any acquisition of Oil and Gas Properties by the Borrower or its Restricted Subsidiaries with a purchase price in the aggregate of at least five percent (5%) of the then effective Borrowing Base, to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an “Interim Redetermination”) in accordance with this Section 2.07.
2.3    Amendment to Section 2.07(c)(ii). Section 2.07(c)(ii) is hereby amended by replacing the phrase “then on or before March 15th and September 15th of such year following the date of delivery” with the phrase “then, in the case of an Annual Scheduled Redetermination, on or before March 31st of such year following the date of delivery, and, in the case of a Semi-Annual Scheduled Redetermination, on or before March 31st and September 30th of such year following the date of delivery”.
2.4    Amendment to Section 2.07(d)(i). Section 2.07(d)(i) is hereby amended by replacing the phrase “then on April 1st or October 1st, as applicable, following such notice” with the phrase “then, in the case of an Annual Scheduled Redetermination, on April 15th following such notice, and, in the case of a Semi-Annual Scheduled Redetermination, on April 15th or October 15th, as applicable, following such notice”.
2.5    Amendment to Section 3.05(b). Section 3.05(b) is hereby amended by replacing the reference to “0.25%” with the phrase “0.125%”.
2.6    Amendment to Section 8.11(a). Section 8.11(a) is hereby amended and restated in its entirety to read as follows:
(a)    (i) On or before March 15th of each year, and in the case of Semi-Annual Scheduled Redeterminations, September 15th of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Loan Parties as of the immediately preceding January 1st and July 1st, respectively. The Reserve Report as of January 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and the July 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

(ii)    If the Borrower is eligible for Annual Scheduled Redeterminations rather than Semi-Annual Scheduled Redeterminations and elects not to provide the July 1 Reserve Report, then on or before September 15th of each relevant year, the Borrower shall, upon request of the Administrative Agent, furnish to the Administrative Agent and the Lenders the most recently prepared internal reserve report evaluating the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries. Such reserve report shall be in the form determined acceptable by the Borrower’s management for the Borrower’s internal use, and shall not be required to qualify as a “Reserve Report” or be prepared in accordance with the procedures used in the preparation of Reserve Reports or otherwise be in form or substance acceptable to the Administrative Agent or any Lender.
2.7    Amendment to Section 8.12(a). Section 8.12(a) is hereby amended by replacing the phrase “On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.11(a)” with the phrase “Within sixty (60) days of delivery of the certificate required under Section 8.11(c) (or such longer period as the Administrative Agent may approve in its sole discretion)”.
2.8    Amendment to Section 8.13(a). Section 8.13(a) is hereby amended by replacing the phrase “within thirty (30) days of delivery of the certificate required under Section 8.11(c)” with the phrase “within sixty (60) days of delivery of the certificate required under Section 8.11(c) (or such longer period as the Administrative Agent may approve in its sole discretion)”.
2.9    Amendment to Section 9.02(f). Section 9.02(f) is hereby amended and restated in its entirety to read as follows:
(f)    unsecured Senior Notes and any guarantees thereof, so long as after giving effect to the incurrence of such Debt, the Consolidated Leverage Ratio does not exceed 4.00 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available; provided that: (i) the Borrower shall have complied with Section 8.01(q); (ii) such Senior Notes do not have any scheduled principal amortization; (iii) such Senior Notes do not mature sooner than the date which is ninety-one (91) days after the Maturity Date; (iv) both before and immediately after giving effect to the incurrence of any such Debt and any concurrent repayment of Debt with the proceeds of such incurrence, no Default, Event of Default or Borrowing Base Deficiency exists or would exist; (v) such Senior Notes do not have any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) which would require a mandatory prepayment or redemption in priority to the Obligations; (vi) such Senior Notes and any guarantees thereof are on terms, taken as a whole, not materially less favorable to the Borrower and its Subsidiaries as market terms for issuers of similar size and credit quality given the then prevailing market conditions as reasonably determined by the Borrower; (vii)

if such Senior Notes are senior subordinated Debt, such Senior Notes are expressly subordinate to the payment in full of all of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent; (viii) no Subsidiary is required to guarantee the Senior Notes unless such Subsidiary has guaranteed the Obligations pursuant to the Guaranty Agreement; (ix) the Borrowing Base then in effect shall be adjusted to the extent required by Section 2.07(f) and the Borrower shall make any prepayment required by Section 3.04(c)(iii); provided further that for purposes of clarification, any Senior Notes incurred under this Section 9.02(f) which are repaid may not be reborrowed under this Section 9.02(f);
2.10    Amendments to Section 9.02. Section 9.02 is hereby amended by (a) deleting the word “and” from the end of clause (g), (b) replacing the period at the end of clause (h) with “; and” and (c) adding new clause (i) to the end thereof to read in its entirety as follows:
(i)    other Debt not otherwise permitted pursuant to this Section 9.02, in an aggregate principal amount not to exceed $125,000,000 at any time.
2.11    Amendments to Section 9.03.     Section 9.03 is hereby amended by (a) deleting the word “and” from the end of clause (c), (b) replacing the period at the end of clause (d) with “; and” and (c) adding new clause (e) to the end thereof to read as follows:
(e)    Liens securing Debt permitted under Section 9.02(i) on Property not constituting either (i) Oil and Gas Properties or (ii) Equity Interests in Restricted Subsidiaries owning Oil and Gas Properties; provided that the aggregate principal amount of all Debt secured under this Section 9.03(e) shall not exceed $100,000,000 at any time.
2.12    Amendment to Section 9.04(a). Section 9.04 is hereby amended and restated to read in its entirety as follows:
(a)    Restricted Payments. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its holders of Equity Interests or make any distribution of its Property to its Equity Interest holders without the prior approval of the Majority Lenders, except (i) each Loan Party may declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Restricted Subsidiaries of the Borrower may declare and pay dividends or distributions ratably with respect to their Equity Interests to the Borrower or any Wholly-Owned Subsidiary Guarantor, (iii) the Permitted PEI Payments shall be permitted, (iv) the Permitted Tax Distributions shall be permitted, so long as both before and after giving effect to each such Permitted Tax Distribution, no Default or Event of Default has occurred and is continuing or would result therefrom and (v) the Borrower may make Restricted Payments in cash, so long as both before and immediately after giving effect to such Restricted Payment (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) the total

Revolving Credit Exposures does not exceed 80% of the total Commitments then in effect and (C) the Consolidated Leverage Ratio is equal to or less than 2.50 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available.
2.13    Amendment to Section 9.05(k). Section 9.05(k) is hereby amended and restated in its entirety to read as follows:
(k)    Investments in Unrestricted Subsidiaries (including but not limited to Pacesetter) and joint venture entities (including but not limited to SPS) in an aggregate amount at any one time outstanding not to exceed $150,000,000 (net of the fair market value of any dividends, distributions, or any return of capital received by the applicable Loan Party in respect of Investments previously made pursuant to this clause (k)), so long as both before and immediately after giving effect to such Investment, (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the Consolidated Leverage Ratio is equal to or less than 4.00 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (A) Consolidated Total Debt outstanding on such date and (B) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available and (iii) the total Revolving Credit Exposures does not exceed 85% of the total Commitments then in effect.
2.14    Amendment to Section 9.07. Section 9.07 is hereby amended and restated in its entirety to read as follows:
Section 9.07    [Reserved.]
2.15    Amendments to Section 9.12. Section 9.12 is hereby amended by (a) deleting “and” from the end of clause (i), (b) changing the period at the end of clause (j) to “; and” and (c) adding a new clause (k) to the end thereof to read as follows:
(k)    So long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing, Dispositions of Equity Interests in Unrestricted Subsidiaries.
Section 3.    Conditions of Effectiveness. This Sixth Amendment will become effective on the date on which each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Sixth Amendment Effective Date”):
3.1    The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including fees and expenses invoiced by Paul Hastings LLP).
3.3    No Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.
3.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Borrowing Base Increase. For the period from and including the Sixth Amendment Effective Date (as defined below) to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $2,300,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 2.07(g) and Section 8.12(c). For the avoidance of doubt, this Borrowing Base increase shall constitute the April 15, 2018 Scheduled Redetermination.
Section 5.    Limited Waivers.
5.1    Limited Waiver of Mortgage and Title Requirement. Pursuant to Section 8.12(a) of the Credit Agreement, the Borrower is required to deliver, on or prior to the delivery of the Reserve Report to the Administrative Agent and the Lenders in connection with the April 1, 2018 Scheduled Redetermination (the “April 1, 2018 Scheduled Redetermination Title Delivery Requirement”), satisfactory title information on at least 85% of the total value of the proved Oil and Gas Properties (and on at least 85% of the total value of the proved, developed and producing reserves) evaluated by such Reserve Report. Pursuant to Section 8.13(a) of the Credit Agreement, in connection with the April 1, 2018 Scheduled Redetermination, the Borrower is required to cause the Mortgaged Properties to represent at least 85% of the total value of the Oil and Gas Properties (and at least 85% of the total value of the proved, developed and producing reserves) evaluated in the most recently completed Reserve Report within 30 days after the delivery of such Reserve Report (the “April 1, 2018 Scheduled Redetermination Mortgage Requirement”). The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Borrower’s compliance with the April 1, 2018 Scheduled Redetermination Title Delivery Requirement and the April 1, 2018 Scheduled Redetermination Mortgage Requirement; provided that it is a condition to the foregoing waivers that the Borrower must comply with the April 1, 2018 Scheduled Redetermination Title Delivery Requirement and the April 1, 2018 Scheduled Redetermination Mortgage Requirement on or prior to the date that is 30 days after the Sixth Amendment Effective Date (or such later date as the Administrative Agent shall determine in its sole discretion). The failure by the Borrower to comply with any of the requirements of this Section 5.1 of this Sixth Amendment shall constitute an immediate Event of Default.
5.2    Waivers. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the foregoing waivers are hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waivers set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.
6.3    Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Sixth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.
6.4    NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5    GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.6    Loan Document. This Sixth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
6.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

PEI:	PARSLEY ENERGY, INC.
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P. BY: PARSLEY GP, LLC, its general partner
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Sixth Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ADMINISTRATION, LLC
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY DE LONE STAR LLC
	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Sixth Amendment Signature Page]

GUARANTOR:	PARSLEY DE OPERATING LLC

	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY VERITAS ENERGY PARTNERS, LLC

	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY NOVUS LAND SERVICES LLC

	By:	/s/ Ryan Dalton
	Name: Title:	Ryan Dalton Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Sixth Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Greg Smothers
	Name: Title:	Greg Smothers Director

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Anca Loghin
	Name: Title:	Anca Loghin Authorized Officer

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew L. Davis
	Name: Title:	Matthew L. Davis Director

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ John Kuhns
	Name: Title:	Name: John Kuhns Title: Authorized Signatory
LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ John Kuhns
	Name: Title:	John Kuhns Vice President

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name: Title:	Nupur Kumar Authorized Signatory

	By:	/s/ Sophie Bulliard
	Name: Title:	Sophie Bulliard Authorized Signatory

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Mari Salazar
	Name: Title:	Mari Salazar SVP - Energy Lending

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name: Title:	Jack Herndon Senior Vice President

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name: Title:	Don J. McKinnerney Authorized Signatory

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas T. Hanford
	Name: Title:	Nicholas T. Hanford Vice President

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

	By:	/s/ Alan Dawson
	Name: Title:	Alan Dawson Director

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	COMPASS BANK

	By:	/s/ Gabriela Azcarate
	Name: Title:	Gabriela Azcarate Vice President

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

	By:	/s/ Trudy Nelson
	Name: Title:	Trudy Nelson Authorized Signatory

	By:	/s/ Robert Long
	Name: Title:	Robert Long Authorized Signatory

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Michael Higgins
	Name: Title:	Michael Higgins Senior Director

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	CITIBANK, N.A.

	By:	/s/ Tariq Masaud
	Name: Title:	Tariq Masaud Vice President

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Sandra Salazar
	Name: Title:	Sandra Salazar Managing Director

[Parsley Energy, LLC - Sixth Amendment Signature Page]

LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Houssem Daly
	Name: Title:	Houssem Daly Associate Director Banking Products Services, US

	By:	/s/ Darlene Arias
	Name: Title:	Darlene Arias Director

[Parsley Energy, LLC - Sixth Amendment Signature Page]